Exhibit 10.10

                                     BYLAWS
                                       OF
                    FALA BELLA RESORT AND GOLF CLUB OF NAPLES
                          CONDOMINIUM ASSOCIATION, INC.


         Section 1.        Identification of Association

         These are the Bylaws of Fala Bella Resort and Golf Club of Naples Condominium Association, Inc. ("Association"), as duly adopted by its Board of Directors ("Board"). The Association is a corporation not for profit, organized pursuant to Chapter 617, Florida Statutes, for the purpose of managing, operating, and administering the development known as Fala Bella Resort and Golf Club of Naples, a Condominium, as more particularly set forth in the Articles of Incorporation of the Association ("Articles").

         1.1. The office of the Association shall be for the present at 3185 Horseshoe Drive South, Naples, Florida 34104, and thereafter may be located at any place designated by the Board.

         1.2.     The fiscal year of the Association shall be the calendar year.

         1.3.  The  seal  of  the  corporation   shall  bear  the  name  of  the
corporation, the word "Florida" and the words "Corporation Not For Profit."

         Section 2.        Definitions

         2.1. All terms shall have the meanings set forth in the Condominium Act, Chapter 718, Florida Statutes ("Act"), as amended through the date of recording the first "Declaration" amongst the Public Records of Collier County, Florida ("County") and, for clarification, certain terms shall have the meanings ascribed to them in the Articles. All terms defined in the Articles shall appear with initial capital letters each time such term appears in these Bylaws.

         2.2. Notwithstanding anything to the contrary, references to any of the Neighborhood Documents shall be deemed to include any amendment to such document as set forth therein.

         Section 3.        Membership; Members' Meetings; Voting and Proxies

         3.1. The qualification of Members, the manner of their admission to Membership and the termination of such Membership shall be as set forth in
Article IV of the Articles.

         3.2. The Members shall meet annually on the Condominium Property or at such other place in the County, at such time as determined by the Board and as designated in the notice of such meeting ("Annual Members' Meeting"), commencing with the year following the year in which the Articles are filed with the Secretary of State. The purpose of the Annual Members' Meeting shall be to hear reports of the officers, elect members of the Board (subject to the provisions of Article IX of the Articles) and transact any other business authorized to be transacted by the Members.




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         3.3. Special meetings of the Members or any Class Members,  as the case may be, shall be held at any place within the State of Florida whenever called by the President or Vice President of the Association or by a majority of the Board. A special meeting must be called by such President or Vice President upon receipt of a written request from one-third (1/3) of the Members or any Class Members, as the case may be, except as otherwise provided in Sections 4.5(a) and 7.3(b) hereof. Unless specifically stated otherwise herein, the provisions of these Bylaws pertaining to meetings of Members shall also be applicable to meetings of Class Members.

         3.4. Except as otherwise provided herein, written notice of a meeting (whether the Annual Members' Meeting or a special meeting of the Members) shall be mailed to each Member at his or her last known address as it appears on the books of the Association. Proof of such mailing shall be given by affidavit of the person who mailed such notice and also by such other method as may be required by the Act. The notice shall state the time and place of such meeting and the purposes for which the meeting is called. Unless a Member waives in writing the right to receive notice of the meeting, written notice of Annual Members' Meetings and special meetings of the Members shall be mailed or delivered to each Member in the manner required by the Act, not less than fourteen (14) days prior to the date of the meeting. Notice of the Annual
Members' Meeting or special meeting of the Members shall be posted at a conspicuous place on the Condominium Property, as more particularly set forth in the rules and regulations, at least fourteen (14) continuous days prior to the meeting. If a meeting of the Members, either a special meeting or an Annual Members' Meeting, is one which, by express provision of the Act or Neighborhood Documents (provided the express provision of the Neighborhood Documents are in accordance with the requirements of the Act) there is permitted or required a greater or lesser amount of time for the mailing or posting of notice than is required or permitted by the provisions of this Paragraph 3.4, then such express provision shall govern.

         3.5. The Members or any Class Members, as the case may be, may waive notice of special meetings; and, at the discretion of the Board, act by written agreement in lieu of a meeting. Written notice of the matter or matters to be considered by written agreement in lieu of a meeting shall be given to the Members or any Class Members, as the case may be, at the addresses and within the time periods set forth in Section 3.4 hereof or duly waived in accordance with such Section. The notice shall set forth a time period during which time a response must be made by a Member. The decision of a majority of a quorum of the Voting Interests (as evidenced by written response to be solicited in the notice) shall be binding on the Members or any Class Members, as the case may be, provided a quorum of the Members or any Class Members, as the case may be, submits a response. However, if the question is one upon which, by express provisions of the Act or the Neighborhood Documents (provided the express provisions of the Neighborhood Documents are in accordance with the requirements of the Act), requires a vote of other than a majority vote of a quorum, then such express provision shall govern and control the required vote on the decision of such question.

         3.6. A quorum of the Members shall consist of persons entitled to cast votes on behalf of thirty percent (30%) of the entire Membership. A quorum of any Class Members shall consist of persons entitled to cast votes on behalf of thirty percent (30%) of such Class Members. When a quorum is present at any meeting and a question which raises the jurisdiction of such meeting is presented, the holders of a majority of the Voting Interests present in person or represented by written Proxy shall be required to decide the question. However, if the question is one which, by express provision of the Act or the Neighborhood Documents (provided the express provision of the Neighborhood Documents is in accordance with the requirements of the Act), requires a vote other



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than the majority vote of a quorum, then such express provision shall govern and control the required vote on the decision of such question.

         3.7. If any meeting of the Members or any Class Members, as the case may be, cannot be properly held because a quorum is not in attendance, the Members who are present, either in person or by Proxy, may adjourn the meeting from time to time until a quorum is present. A quorum is not required for an election to occur; however, at least twenty percent (20%) of the eligible voters must cast a ballot in order to have a valid election of Directors. In the case of the meeting being adjourned, the notice provisions for the adjournment shall, subject to the Act, be as determined by the Board.

         3.8. At any Annual Members' Meeting at which elections of Directors are to occur, Directors shall be elected by written ballot or voting machine. In no event shall Proxies be used in electing the Board, either in general elections or elections to fill vacancies caused by resignation, recall, or otherwise, unless otherwise provided in the Act. The procedures for the nomination of candidates and voting in elections shall be as provided in Section 718.112(2)(d)(3) of the Act.

         3.9. If a quorum is not in attendance at a Meeting, the Members entitled to vote thereat who are present, either in person or by Proxy, may adjourn the Meeting from time to time until a quorum is present. In the event any meeting is adjourned or postponed to be continued at another time because a quorum is not present at such meeting, then and in that event, the quorum requirements provided herein shall be reduced to the presence in person or by Proxy of twenty percent (20%) of the Voting Interests of Members or Class Members of the Association at the adjourned meeting. Actions approved by a majority of the Voting Interests of Members or Class Members present in person or by Proxy at such adjourned meeting at which such reduced quorum exists shall be binding upon all Members or Class Members and for all purposes except where otherwise provided by law, in any Declaration, in the Articles, or in these Bylaws. This reduction of the quorum requirements shall apply only if the Board sends notice of the adjourned or postponed meeting to the Members or Class Members as elsewhere provided, which notice must specifically provide that quorum requirements will be reduced at the adjourned or postponed meeting.

         3.10. Minutes of all meetings shall be kept in a businesslike manner and available for inspection by the Members and Directors at all reasonable times. The Association shall retain minutes for at least seven (7) years subsequent to the date of the meeting the minutes report.

         3.11. If, as and when any additional condominiums developed in Fala Bella Resort and Golf Club of Naples, other than Fala Bella Resort and Golf Club of Naples, a Condominium, are submitted to condominium ownership, Class Members shall be created for Dwelling Unit Owners in each additional condominium in Fala Bella Resort and Golf Club of Naples. All classes of Members shall vote in the manner stated in Article IV of the Articles. Voting rights of Members shall be as stated in the Declaration and the Articles. Such votes may be cast in person or by Proxy. "Proxy" is defined to mean an instrument in writing, signed by a Member, appointing a person to whom the Member delegates the Member's right to cast a vote or votes in the Member's place and stead. Proxies shall be valid only for the particular meeting designated therein and any lawful adjournments thereof; provided, however, that no Proxy shall be valid for a period longer than ninety (90) days after the date of the first meeting for which it was given, provided this express provision is not inconsistent with the requirements of the Act, in which case the Act shall govern and control. Each Proxy shall contain the date, time and place of the meeting for which the Proxy is given. A limited Proxy shall set forth those items which the holder of the Proxy may vote and the manner in



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which  the vote is  cast.  Members  may vote by  general  Proxy,  or by  limited proxies. Limited proxies and general proxies may be used to establish a quorum. Limited proxies and general proxies may also be used for voting on the matters outlined in section 718.112(2)(b)2 of the Act. To the extent permitted by law, a proxy limited or general, may be used in the election of the Board. A Proxy must be filed with the Secretary of the Association before the appointed time of the meeting in order to be effective. Any Proxy may be revoked prior to the time a vote is cast by virtue of such Proxy.

         3.12. Upon demand of any Member at any time prior to a vote upon any matter at a meeting of the Members, or any Class Members, any Member may demand voting on such matter shall be by secret ballot. The chairman of the meeting shall call for nominations for inspectors of election to collect and tally written ballots upon the completion of balloting upon the subject matter.

         3.13. Members shall have the right to participate in meetings with reference to all designated agenda items in accordance with the rules and regulations. In addition, any Member may tape record or videotape a meeting in accordance with the rules and regulations.

         Section 4.        Board of Directors; Directors' Meetings

         4.1. The form of administration of the Association shall be by a Board of not less than three (3) Directors. At each Annual Members' Meeting held subsequent to the year in which the Declarant's Resignation Event occurs, the number of Directors (which must be an odd number) shall be determined by the Board from time to time. Except for Declarant-appointed Directors, Directors must be Members of the Association or the spouses, parents or children of Members.

         4.2. The provisions of the Articles setting forth the selection, designation, election and removal of Directors, including but not limited to, the division of the Board into Class Directors are hereby incorporated herein by reference. Voting for Class Directors, if applicable, shall be noncumulative (there shall be appurtenant to each Dwelling Unit as many votes for Directors as there are Directors for the Class to be elected, together with as many votes for Directors as there are Directors-at-large to be elected; provided, however, no Member or Owner may cast more than one (1) vote for each Dwelling Unit owned by him or her for any one (1) person nominated as a Class Director or Director-at-large). Directors elected by the Members in accordance with Article IX of the Articles shall be elected by a plurality of votes cast by the Members present in person or by Proxy and entitled to vote at a properly held Annual Members' Meeting or special meeting of the Members.

         4.3. Subject to Section 4.5 below and the rights of Declarant as set forth in the Articles and as set forth in Section 4.5(b) below, vacancies on the Board shall be filled by person(s) elected by the affirmative vote of a majority of the remaining Directors (or by the remaining Class Directors in which the vacancy occurs, if applicable). Such person shall be a Director and have all the rights, privileges, duties and obligations as a Director elected at the Annual Members' Meeting. A Director elected by the Board to fill a vacancy shall hold office only until the next election of Directors by the Members.

         4.4. The term of each Director's service, except as provided in Section
4.3 of these Bylaws, shall extend until the next Annual Members' Meeting and thereafter, until his or her successor is duly elected and qualified or until he or she is removed in the manner elsewhere provided herein.




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         4.5. (a) A Director  elected by the Purchaser  Members,  as provided in the Articles, may be removed from office with or without cause upon the vote or the agreement in writing by a majority of all the Voting Interests. A director elected by Class Members, as provided in the Articles, may be removed from office with or without cause upon the vote or the agreement in writing by a majority of such Class Members. Any such recall shall be effected and a recall election shall be held, if applicable, as provided in Section 718.112(2)(k), F.S., as it may be amended from time to time.

                  (b) A Director on the First Board or designated by Declarant as provided in the Articles may be removed only by Declarant in its sole discretion and without any need for a meeting or vote. Declarant shall have the unqualified right to name successors to fill any vacancies occurring for any reason on the Board among Directors on the First Board or designated by it, and Declarant shall notify the Board as to any such removal or vacancy and the name of the successor Director and of the commencement date for the term of such successor Director.

         4.6. The organizational meeting of the newly elected Board shall be held within ten (10) days of its election at such place and time as shall be fixed by the Directors at the meeting at which they were elected. Notice of the organizational meeting shall be given in accordance with the provisions of
Section 4.8 hereinbelow.

         4.7. Regular meetings of the Board may be held at such time and place as shall be determined from time to time by a majority of Directors. Special meetings of the Board may be called at the discretion of the President or the Vice President of the Association. Special meetings must be called by the Secretary at the written request of one-third (1/3) of the Directors. Participation in meetings of the Board by telephone or another form of electronic communication is permitted subject to the requirements of F.A.C. 61B-23.001(4). The provisions of these Bylaws pertaining to meetings of the Board as a whole shall also be applicable to meetings of Class Directors.

         4.8. Notice of the time, agenda and place of the organizational, regular and special meetings of the Board, or adjournments thereof, shall be given to each Director personally or by mail, telephone or telegraph at least three (3) days prior to the day specified for such meeting. Except in an emergency, notice of a Board meeting shall be posted conspicuously on the Condominium Property of each additional condominium in Fala Bella Resort and Golf Club of Naples, as more specifically set forth in the rules and regulations, at least forty-eight (48) continuous hours in advance for the attention of Members. Notice of any meeting where regular assessments against Members are to be considered for any reason shall specifically contain a statement that assessments will be considered and the nature of any such assessments. Notice of a meeting where non-emergency Special Assessments or amendments to rules and regulations regarding Dwelling Unit use will be considered, shall be mailed or delivered to the Dwelling Unit Owners and posted conspicuously on the Condominium Property not less than fourteen (14) days prior to the meeting. Proof of such mailing shall be given by affidavit executed by the person providing the notice and filed among the official records of the Association. Any Director may waive notice of the meeting before, during or after a meeting and such waiver shall be deemed equivalent to the receipt of notice by such Director.

         4.9. For matters to be considered by the Board as a whole, as set forth in Article IX, Paragraph M of the Articles, a quorum of the Board shall consist of the Directors entitled to cast a majority of the votes of the entire Board. Matters approved by a majority of the Directors present



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at a meeting at which a quorum is present shall  constitute the official acts of the Board, except as specifically provided elsewhere herein or in any of the Neighborhood Documents. For matters to be considered by Class Directors, as set forth in Article IX, Paragraph M of the Articles, a quorum of the Board shall consist of a majority of the Directors of the affected Class Directors and such matters approved by a majority of the Class Directors present at a meeting at which a quorum is present shall constitute the official acts of the Board, except as specifically provided elsewhere herein or in any of the Neighborhood Documents. A Director who is present at a meeting of the Board at which action on any corporate matter is taken shall be presumed to have assented to the action taken, unless he or she votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest. A vote or abstention for each Director present shall be recorded in the minutes. If at any meetings of the Board there shall be less than a quorum present, the majority of those present entitled to vote may adjourn the meeting from time to time until a quorum is present. At any properly held adjourned meeting any business which might have been transacted at the meeting as originally called may be transacted. In the case of the adjournment of a meeting, the notice provisions for the adjournment shall, subject to the Act, be as determined by the Board.

         4.10. The presiding officer at Board meetings shall be the President. In the absence of the President, the Directors present shall designate any one of their number to preside.

         4.11. Directors shall not receive any compensation for their services.

         4.12. The Board shall have the power to appoint executive committees of the Board consisting of not less than two (2) Directors. Executive committees shall have and exercise such powers of the Board as may be delegated to such executive committees by the Board.

         4.13. Meetings of the Board shall be open to all Members. Members shall have the right to participate in meetings with reference to all designated agenda items in accordance with the rules and regulations. In addition, any Member may tape record or videotape a meeting in accordance with the rules and regulations.

         Section 5. Fining Procedure for Enforcement of the Neighborhood Documents; Fees

         5.1. A nonexclusive optional procedure for Board enforcement of the Neighborhood Documents, including the rules and regulations, shall be as follows:

                  5.1.1.   First Offense (1st Notice)

                  When the Association becomes aware of noncompliance of a rule or regulation by a Dwelling Unit Owner, family member, guest, invitee or lessee, it shall send a certified letter to the Dwelling Unit Owner advising him or her of the rule which he or she has been accused of violating and warning that strict compliance with the rules and regulations will be required. Each day on which a violation occurs shall be deemed to be a separate offense.

                  5.1.2.   Second Offense (2nd Notice)

                  If the Association receives a second report that a violation has been repeated or has been continued beyond the time specified within the first notice, the Board, after verifying the violation, may authorize a fine to be levied upon the Dwelling Unit Owner. The fine for a second



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offense  may not exceed the maximum  amount  permitted  by the Act.  Notice of a second violation shall be sent to the Dwelling Unit Owner by certified mail, and shall contain notice to the Dwelling Unit Owner and, if applicable, its licensee or invitee, of the right to an opportunity for a hearing before a committee of other Dwelling Unit Owners. This notice shall further explain that pursuant to F.S. 718.303(3), a fine may be levied for this and future repeat offenses with this notice as the single notice and opportunity for hearing provided to the Dwelling Unit Owner.

                  5.1.3.   Third Offense (3rd Notice)

                  If the Association receives a third report that a violation has been repeated or has continued beyond the time specified within the second notice, the Owner may be charged a fine in an amount not to exceed the maximum amount permitted by the Act, following verification of the violation by the Board.

                  5.1.4.   Fourth Offense

                  For repeated offenses or in any case where the Board deems it appropriate, the Board may seek injunctive relief through court action. In addition, a fine may be levied on the basis of each day of a continuing violation, with a single notice and opportunity for hearing, provided that no such fine shall in the aggregate exceed the amount set forth in Section 718.303(3) of the Act.

         5.2.     Exemptions and Hearings

                  (a) Any Dwelling Unit Owner may appear before the Association to seek an exemption from or variance in the applicability of any given rule or regulation as it relates to said person on grounds of undue hardship or other special circumstances.

                  (b) Where the Association levies fines, such fines shall be levied pursuant to the procedures set forth in the rules and regulations.

         5.3. A Dwelling Unit Owner who fails to timely pay any Assessment shall be charged a late charge by the Association for such late Assessment in an amount not to exceed the maximum amount permitted by the Act. Owners shall be responsible to pay all legal fees (including, but not limited to, attorney and paralegal fees and court costs) incurred in connection with the collection of late Assessments whether or not an action at law to collect said Assessment and foreclose the Association's lien has been commenced. The Board has authorized the following initial schedule of fees for such circumstances (which is, however, subject to change without notice as provided in Paragraph 5.4):

                  (a) Fifty Dollars ($50) for a warning letter to a Dwelling Unit Owner that he or she is delinquent in the payment of his or her Assessments;

                  (b) One Hundred Dollars ($100) for a Claim of Lien plus recording costs of $6.00 and sending of Notice of Intention to Foreclose;

                  (c) Fifty Dollars ($50) for any subsequent Claims of Lien plus recording costs;

                  (d) Fifty Dollars ($50) for a Satisfaction of Lien plus recording costs; and




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                  (e) Any further action would require an hourly  computation of attorney and/or paralegal time spent pursuing collection of such unpaid Assessments.

         5.4. (a) The existence of the Association's right to fine as herein provided shall not preclude nor limit its right to seek any other enforcement method or remedy provided: (i) pursuant to the Neighborhood Documents; (ii) at law; or (iii) in equity.

                  (b) The amount of the fines as set forth herein may be increased by the Board in its sole discretion; provided, however, any such increase shall conform to the applicable requirements of the Act as to the maximum dollar amount of such fines as such maximum dollar amount may be increased by amendment of the Act from time to time.

         5.5.     Written Inquiries by Owners

                  Written inquiries by Members to the Board shall be handled in accordance with Section 718.112(2)(a)2, F.S., as it may be amended from time to time.

         Section 6.        Officers of the Association

         6.1. Executive officers of the Association shall be the President, who shall be a Director, one or more Vice Presidents, a Treasurer, a Secretary and, if the Board so determines, an Assistant Secretary and an Assistant Treasurer, all of whom shall be elected annually by the Board. Any officer may be removed from office without cause by vote of the Directors at any meeting of the Board. The Board shall, from time to time, elect and designate the powers and duties of such other officers and assistant officers as the Board shall find to be required to manage the affairs of the Association.

         6.2. The President, who shall be a Director, shall be the chief executive officer of the Association. The President shall have all of the powers and duties which are usually vested in the office of the President of a condominium association including, but not limited to, the power to appoint committees from among the Members at such times as he or she may, in his or her discretion, determine appropriate to assist in conducting the affairs of the Association. The President shall preside at all meetings of the Board.

         6.3. The Vice President(s) shall generally assist the President and exercise such other powers and perform such other duties as shall be prescribed by the Board. In the event there shall be more than one Vice President elected by the Board, then they shall be designated "First," "Second," etc. and shall be called upon in such order to exercise the powers and perform the duties of the President if he or she is absent or incapacitated.

         6.4. The Secretary shall cause the minutes of all meetings of the Board and of the Members to be kept, which minutes shall be recorded in a businesslike manner and shall be available for inspection by Members and Directors at all reasonable times. The Secretary shall have custody of the seal of the Association and shall affix the same to instruments requiring a seal when duly signed. He or she shall keep the records of the Association, except those of the Treasurer, and shall perform all of the duties incident to the office of Secretary of the Association as may be required by the Board or the President. The Assistant Secretary, if any, shall assist the Secretary and shall perform the duties of the Secretary when the Secretary is absent.

         6.5. The Treasurer shall have custody of all the property of the Association, including funds, securities and evidences of indebtedness. He or she shall keep the assessment rolls and accounts of the Members; he or she shall keep the books of the Association in accordance with good accounting practices; and he or she shall perform all the duties incident to the office of Treasurer. The Assistant Treasurer, if any, shall assist the Treasurer and shall perform the duties of the Treasurer whenever the Treasurer is absent.

         6.6. Officers shall not receive compensation for their services. The compensation, if any, of all other employees of the Association shall be fixed by the Board. This provision shall not preclude the Board from employing a Director or an officer as an employee of the Association nor preclude the contracting with a Director or an officer for the management of all or any portion of Fala Bella Resort and Golf Club of Naples.

         Section 7.        Accounting Records; Fiscal Management

         7.1.     Accounting Records

                  (a) The Association shall maintain the official records of the Association in accordance with Section 718.111(12) of the Act, which records shall be open to inspection by Members and owners of first mortgages on Dwelling Units or their authorized representatives at reasonable times. The Association may charge Dwelling Unit Owners, owners of first mortgages on Dwelling Units or their authorized representative its actual costs for preparing and furnishing copies of the documents including, but not limited to, the Declaration, Articles, Bylaws, rules and regulations, question and answer sheet and any amendment to the foregoing to those requesting same. Authorization of a representative of a Member must be in writing, signed by the Member giving the authorization and dated within ten (10) working days before the date of the inspection. The official records shall include accounting records for the Association and separate accounting records for each condominium it operates, maintained according to good accounting practices, and such accounting records shall be maintained for a period of not less than seven (7) years. Accounting records so maintained by the Association shall include, but are not limited to:
(i) accurate,  itemized and detailed  records of all receipts and  expenditures;
(ii) a current account, and a quarterly statement of the account for each Dwelling Unit or as reported at such interval as may be required by the Act as amended from time to time by the Florida Legislature, designating the name of the Dwelling Unit Owner, the due date and amount of each Assessment, the amount paid upon the account, and the balance due; (iii) all audits, reviews, accounting statements and financial reports of the Association; and (iv) all contracts for work to be performed, and such bids shall be considered official records and maintained for a period of one (1) year.

                  (b) A report of the actual receipts and expenditures of the Association for the previous twelve (12) months ("Report") shall be prepared annually by an accountant or Certified Public Accountant unless this requirement is waived pursuant to Section 718.111(14) of the Act. The Report shall be prepared consistent with the requirements of Rule 61B-22.006, F.A.C., and a copy of such report shall be furnished in accordance with the Act to each Member. The Report will include account classifications designated in the Act, if applicable, and accounts otherwise included at the Board's discretion. The Report shall be deemed to be furnished to the Member upon its delivery or mailing to the Member at the last known address shown on the books and records of the Association. In the event the requirements of Rule 61B-22.006, F.A.C. are properly waived, then the Report shall be prepared and furnished complying with Sections 718.111(13) and 718.111(14) of the Act and Rule 61B-22.006, F.A.C.

         7.2.     Budget

                  (a) The Board shall adopt the budget for the Common Expenses of each condominium in Fala Bella Resort and Golf Club of Naples and, if applicable, a schedule for Association Expenses ("Budget") for each forthcoming fiscal year ("Budget Year") at a special meeting of the Board ("Budget Meeting") called for that purpose in October or November prior to the applicable Budget Year. Prior to the Budget Meeting, a proposed Budget for each condominium in Fala Bella Resort and Golf Club of Naples shall be prepared by or on behalf of the Board, which Budget(s) shall include, but not be limited to, the following items of expense applicable to each condominium in Fala Bella Resort and Golf Club of Naples:

     (i)              Administration of the Association
     (ii)             Utilities
     (iii)            Management Fees
     (iv)             Maintenance
     (v)              Rent for recreational and other commonly used
                       facilities
     (vi)             Taxes upon Association property
     (vii)            Taxes upon leased areas
     (viii)           Insurance
     (ix)             Security provisions
     (x)              Other expenses
     (xi)             Operating capital
     (xii)            Reserves for Capital Expenditures and Deferred Maintenance
     (xiii)           Fees payable to the Division of Florida Land Sales,
                        Condominiums and Mobile Homes

                  (b) The Budget for each condominium in Fala Bella Resort and Golf Club of Naples constitutes an estimate of the expenses to be incurred by the Association for and on behalf of such condominium in Fala Bella Resort and Golf Club of Naples. The procedure for the allocation of the expenses attributable to each condominium in Fala Bella Resort and Golf Club of Naples, which are the Common Expenses of such condominium in Fala Bella Resort and Golf Club of Naples, shall be as follows:

                           (i) Expenses of the Association  which are applicable
to more than one (1) condominium in Fala Bella Resort and Golf Club of Naples (such as administrative expenses) shall be allocated by the Board amongst the several condominiums in Fala Bella Resort and Golf Club of Naples to which such expenses are applicable by multiplying the amount of such expenses by a fraction with respect to each condominium in Fala Bella Resort and Golf Club of Naples, the numerator of which is the number of Condominium Units within the particular condominium in Fala Bella Resort and Golf Club of Naples to which such expenses are being allocated and the denominator of which is the total number of Condominium Units in the various condominiums in Fala Bella Resort and Golf Club of Naples to which such expenses are applicable; provided, however, that if such method of allocation is inequitable due to the fact that a grossly disproportionate amount of such expenses are attributable to a particular condominium in Fala Bella Resort and Golf Club of Naples, then the Board may allocate such expenses in a manner deemed by it to be fair and equitable.




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



                           (ii) Expenses of the Association which are applicable
to one (1) condominium in Fala Bella Resort and Golf Club of Naples (such as, but not limited to, utilities and maintenance for the Common Elements of a particular condominium in Fala Bella Resort and Golf Club of Naples) shall be allocated by the Board as a Neighborhood Common Expense solely of such condominium in Fala Bella Resort and Golf Club of Naples.

                           (iii) In the event there is only one (1)  condominium
in Fala Bella Resort and Golf Club of Naples, then all expenses of the Association shall be applicable to that condominium.

                  (c) Association Expenses with respect to the Association Property, if any, shall be assessed against all Condominium Units in direct proportion to the percentage of ownership in the common elements and in the common surplus as set forth in the declarations of condominium of all the condominiums in Fala Bella Resort and Golf Club Club of Naples, as they may exist from time to time, after the allocation between condominiums is made by the Board pursuant to Section 7.2(b)(i) hereinabove.

                  (d) The Board shall establish and maintain an adequate reserve fund for the periodic maintenance, repair and replacement of the Condominium Property. The Budget for each condominium in Fala Bella Resort and Golf Club of Naples shall include, on an annual basis, the establishment of reserve accounts for capital expenditures and deferred maintenance of the Condominium Property. The reserve accounts shall include, but not be limited to, roof replacement, roadway resurfacing and building exterior repainting regardless of the amount of deferred maintenance expense or replacement cost, and for any other items for which the deferred maintenance expense or replacement cost exceeds Ten Thousand Dollars ($10,000). The amount to be reserved shall be computed by means of a formula which is based upon estimated remaining useful life and estimated replacement cost or deferred maintenance expense of each reserve item. Notwithstanding any other provisions to the contrary contained herein, in the event that, by a majority vote of either Members or Class Members, as applicable, at a duly called meeting of the Association, less than a full reserve or no reserve for deferred maintenance and replacement is elected, then the applicable Budget shall be based on such lesser reserves or no reserves, as the case may be. Reserve funds and any interest accruing thereon shall remain in the reserve account or accounts, and shall be used only for authorized reserve expenditures, unless their use for other purposes is approved in advance by a vote of the majority of the Voting Interests voting in person or by limited proxy at a duly called meeting of the Association.

                  (e) Copies of the applicable proposed Budget and notice of the exact time and place of the Budget Meeting shall be mailed to each Member or Class Member at the Member's last known address, as reflected on the books and records of the Association, not less than fourteen (14) days prior to said Budget Meeting, and the Budget Meeting shall be open to the Members. Failure to timely adopt a Budget for each condominium in Fala Bella Resort and Golf Club of Naples shall not alter or abrogate the obligation to pay Common Expenses.

                  (f) In administering the finances of the Association, the following procedures shall govern: (i) the fiscal year shall be the calendar year; (ii) any income received by the Association in any calendar year may be used by the Association to pay expenses incurred by the Association in the same calendar year; (iii) there shall be apportioned between calendar years on a pro rata basis any expenses which are prepaid in any one (1) calendar year for Common Expenses which cover more than such calendar year; (iv) Assessments shall be made not less frequently than quarterly in amounts no less than are required to provide funds in advance for payment of all of the anticipated current expenses and for all unpaid expenses previously incurred; and (v) expenses incurred in a calendar year shall be charged against income for the same calendar year regardless of when the bill for such expenses is received. Notwithstanding the foregoing, Assessments shall be of sufficient magnitude to insure an adequacy and availability of cash to meet all budgeted expenses and anticipated cash needs in any calendar year as such expenses are incurred in accordance with the cash basis method of accounting. The method of accounting shall substantially conform to generally accepted accounting standards and principles.

                  (g) No Board shall be required to anticipate revenue from Assessments or expend funds to pay for Common Expenses not included in a Budget or which shall exceed budgeted items, and no Board shall be required to engage in deficit spending. Should there exist any deficiency which results from expenses being greater than income from Assessments, then such deficits shall be carried into the applicable Budget for the next succeeding year as a deficiency or shall be the subject of a Special Assessment to be levied by the Board as otherwise provided in the applicable Declaration.

                  (h) The Board may also include in the proposed Budget a sum of money as an assessment for the making of betterments to the Condominium Property and for anticipated expenses by the Association which are not anticipated to be incurred on a regular or annual basis. This sum of money so fixed may then be levied upon the Members by the Board as a Special Assessment and shall be considered an "Excluded Expense" under Section 7.3(a) hereof.

         7.3.     Adoption of Budget

         Until the provisions of Section 718.112(2)(e) of the Act relative to the Members' approval of a Budget requiring Assessments against the Members in excess of 115% of such Assessments for the Members in the preceding year are declared invalid by the courts, or until amended by the Florida Legislature, the following shall be applicable (however, if such amendment merely substitutes another amount for 115%, then such new amount shall be substituted for 115% each time it is used in this Section 7.3):

                  (a) Should the Budget adopted by the Board at the Budget Meeting require Assessments against Members of an amount which is not greater than one hundred fifteen percent (115%) of such Assessments for the prior year, the Budget shall be deemed approved by all Members. If, however, the Assessments required to meet the Budget exceed one hundred fifteen percent (115%) of such assessments for the Membership for the preceding year ("Excess Assessment"), then the provisions of Subsections 7.3(b) and (c) hereof shall be applicable. There shall be excluded in the computation of the Excess Assessment certain expenses ("Excluded Expenses") as follows:

                           (1) Reserves for repair or replacement of any portion of the Condominium Property;

                           (2) Expenses of the Association which are not anticipated to be incurred on a regular or annual basis;

                           (3) Expenses for betterments to the Condominium Property;




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



                           (4)      Cable expenses; and

                           (5)      Common    Expenses    of    the    Community
                                    Association.

                  (b) Should the Excess Assessment be adopted by the Board, then upon delivery to the Board, within twenty (20) days after the Budget Meeting, of a written application requesting a special meeting signed by ten percent (10%) of the Voting Interests of the Condominium Units, the Board shall call a special meeting to be held upon not less than ten (10) days' written notice to each Member, but to be held within thirty (30) days of the delivery of such application to the Board. At said special meeting, the Members shall consider and enact a Budget of Common Expenses. The adoption of the revisions to the Budget of Common Expenses shall require approval of not less than a majority of Voting Interests appurtenant to all Condominium Units in each condominium in Fala Bella Resort and Golf Club of Naples. The Board may propose revisions to the Members at a meeting of Members or in writing, and, if a revised Budget of Common Expenses is enacted at said special meeting, then the revised Budget shall be, as to the Common Expenses, incorporated into the final Budget. If no written application is delivered as provided herein and a quorum is not obtained or a substitute budget is not adopted by the Members, then the Budget originally adopted by the Board shall be the final Budget and shall go into effect as scheduled.

                  (c) Until the Majority Election Date, the Board shall not impose a Assessment pursuant to a Budget for Common Expenses for each condominium in Fala Bella Resort and Golf Club of Naples which is greater than one hundred fifteen percent (115%) of the prior fiscal year's Assessment without approval of a majority of the Voting Interests of Members to be so assessed.

                  (d) If, as and when any additional condominium(s) in Fala Bella Resort and Golf Club of Naples, other than the Fala Bella Resort and Golf Club of Naples, a Condominium, are created pursuant to the Act, then the Budget shall allocate Neighborhood Assessments for Common Expenses to each condominium in Fala Bella Resort and Golf Club of Naples. In each case in which the Assessments for Common Expenses for the affected condominium in Fala Bella Resort and Golf Club of Naples [less expenses for matters similar to those matters set forth in Paragraphs 7.3(a)(1), 7.3(a)(2) and 7.3(a)(3) above] exceed one hundred fifteen percent (115%) of such Assessments for the prior year, the affected Members shall have the right to revise the Budget as same applies to them in the same manner as set forth in Paragraph 7.3(b) above.

         7.4.     Allocation of Common Expenses

                  (a) The portion of the expenses to be allocated to the operation and management of each condominium in Fala Bella Resort and Golf Club of Naples shall be set forth in the Budget and shall constitute the Common Expenses of such condominium in Fala Bella Resort and Golf Club of Naples. The Common Expenses shall be apportioned to each Condominium Unit Owner based upon his or her share of Common Expenses, as provided in the Declaration of each condominium in Fala Bella Resort and Golf Club of Naples.

                  (b) Notwithstanding the allocation to each Condominium Unit of its share of Common Expenses, an Owner shall also be liable for any Special Assessments levied by the Board against his or her Condominium Unit as provided in the Neighborhood Documents. The funds collected pursuant to a Special Assessment shall be used only for the specific purpose or purposes set forth in such notice, or returned to the Owners; provided, however, that upon completion of such specific purpose or purposes any excess funds shall be considered Common Surplus. The

Association shall collect Assessments and Special Assessments for Common Expenses from a Condominium Unit Owner in the manner set forth in the Neighborhood Documents.

                  (c) To the extent that the Association at any time has either a Common Surplus or Neighborhood Common Expense in regard to the operation of condominium(s) in Fala Bella Resort and Golf Club of Naples which cannot be attributed to one or more particular condominium in Fala Bella Resort and Golf Club of Naples, then such Common Surplus or Neighborhood Common Expense shall be prorated equally based on the number of Condominium Units within each condominium in Fala Bella Resort and Golf Club of Naples and thereafter be deemed a Neighborhood Common Expense or Common Surplus of each condominium in Fala Bella Resort and Golf Club of Naples as set forth in its Declaration.

                  (d) If, as and when any additional condominiums in Fala Bella Resort and Golf Club of Naples are created pursuant to the Act, the expenses attributable to each condominium in Fala Bella Resort and Golf Club of Naples shall be allocated and apportioned to each condominium in Fala Bella Resort and Golf Club of Naples in the manner set forth in Paragraphs 7.4(a), 7.4(b), and 7.4(c) above.

         7.5      Depository

         The depository of the Association shall be such bank or banks as shall be designated from time to time by the Board in which the monies of the Association shall be deposited. All funds shall be maintained separately in the Association's name, and reserve and operating funds of the Association shall not be commingled. Withdrawal of monies from such account shall be only by checks signed by such persons as are authorized by the Board. Notwithstanding the foregoing, the President and/or the Treasurer of the Association shall be authorized to sign checks on behalf of the Association, unless otherwise specified by the Board.

         Section 8.        Rules and Regulations

         The Board may adopt rules and regulations or amend or rescind existing rules and regulations for the operation and use of each condominium in Fala Bella Resort and Golf Club of Naples at any meeting of the Board; provided such rules and regulations are not inconsistent with the Neighborhood Documents nor detrimental to sales of Condominium Units by Declarant. Copies of any rules and regulations promulgated, amended or rescinded shall be mailed to all Condominium Unit Owners at the last known address as shown on the books and records of the Association and shall not take effect until forty-eight (48) hours after such mailing.

         Section 9.        Parliamentary Rules

         The then latest edition of Robert's Rules of Order shall govern the conduct of meetings of this Association when not in conflict with the Neighborhood Documents or the Act. In the event of a conflict, the provisions of the Neighborhood Documents and the Act shall govern.

         Section 10.        Amendments of the Bylaws

         10.1. These Bylaws may be amended by the affirmative vote of not less than a majority of the votes of Members entitled to vote thereon, represented in person or by Proxy at a properly held Annual Members' Meeting or special meeting of the Membership and the approval of a majority of the Board at a regular or special meeting of the Board. A copy of the proposed amendment shall be sent to each Member along with notice of the Annual Members' Meeting or special meeting. An amendment may be approved at the same meeting of the Board and/or Members at which such amendment is proposed.

         10.2. An amendment may be proposed by either the Board or by the Members, and after being proposed and approved by one of such bodies, must be approved by the other as set forth above in order to become enacted as an amendment.

         10.3. No modification or amendment to these Bylaws shall be adopted which would affect or impair the priority of any holder, insurer or guarantor of a first mortgage on any Condominium Unit in Fala Bella Resort and Golf Club of Naples, the validity of such mortgage or any of the rights of Declarant.

         Section 11. Fidelity Bonding

         The Association shall obtain and maintain adequate fidelity bonding of all persons who control or disburse funds of the Association in accordance with
Section 718.111(11)(d) of the Act.

         Section 12.       Condemnation of Common Elements

         The Association has a limited power to convey a portion of the Common Elements to a condemning authority for the purpose of providing utility easements, right-of-way expansion or other public purposes, whether negotiated or as a result of eminent domain proceedings.

                    FALA BELLA RESORT AND GOLF CLUB OF NAPLES
                    CONDOMINIUM ASSOCIATION, INC.

                    By:
                    Print Name: ___________________________________
                    Its: President

                    Attest:
                    Print Name: ___________________________________
                    Its: Secretary

                                            (CORPORATE SEAL)